DISCOVER FINANCIAL SERVICES								Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Mar 31, 2017 vs. Mar 31, 2016
EARNINGS SUMMARY
Interest Income	$2,278	$2,258	$2,184	$2,090	$2,084	$194	9%
Interest Expense	386	366	359	339	334	52	16%
Net Interest Income	1,892	1,892	1,825	1,751	1,750	142	8%
Discount/Interchange Revenue	596	665	631	636	565	31	5%
Rewards Cost	363	411	368	371	292	71	24%
Discount and Interchange Revenue, net	233	254	263	265	273	(40)	(15%)
Protection Products Revenue	58	59	60	59	61	(3)	(5%)
Loan Fee Income	89	93	91	79	80	9	11%
Transaction Processing Revenue	39	40	40	39	36	3	8%
Other Income	28	20	22	23	24	4	17%
Total Other Income	447	466	476	465	474	(27)	(6%)

Revenue Net of Interest Expense	2,339	2,358	2,301	2,216	2,224	115	5%

Provision for Loan Losses	586	578	445	412	424	162	38%

Employee Compensation and Benefits	363	352	342	340	345	18	5%
Marketing and Business Development	168	176	195	198	162	6	4%
Information Processing & Communications	80	81	81	89	88	(8)	(9%)
Professional Fees	147	152	143	150	160	(13)	(8%)
Premises and Equipment	25	23	25	23	24	1	4%
Other Expense	102	113	109	106	107	(5)	(5%)
Total Other Expense	885	897	895	906	886	(1)	—%

Income Before Income Taxes	868	883	961	898	914	(46)	(5%)
Tax Expense	304	320	322	282	339	(35)	(10%)
Net Income	$564	$563	$639	$616	$575	($11)	(2%)

Net Income Allocated to Common Stockholders	$551	$550	$625	$602	$562	($11)	(2%)

Effective Tax Rate	35.0%	36.3%	33.5%	31.4%	37.1%

Net Interest Margin	10.07%	10.07%	9.99%	9.94%	9.94%	13	bps
Operating Efficiency	37.9%	38.0%	38.9%	40.9%	39.8%	(190)	bps
ROE	20%	20%	23%	22%	21%
Capital Returned to Common Stockholders	$620	$581	$689	$523	$513	$107	21%
Payout Ratio	113%	106%	110%	87%	91%

Ending Common Shares Outstanding	382	389	396	407	414	(32)	(8%)
Weighted Average Common Shares Outstanding	386	392	402	410	417	(31)	(7%)
Weighted Average Common Shares Outstanding (fully diluted)	386	393	402	411	417	(31)	(7%)

PER SHARE STATISTICS
Basic EPS	$1.43	$1.40	$1.56	$1.47	$1.35	$0.08	6%
Diluted EPS	$1.43	$1.40	$1.56	$1.47	$1.35	$0.08	6%
Common Stock Price (period end)	$68.39	$72.09	$56.55	$53.59	$50.92	$17.47	34%
Book Value per share	$29.46	$29.13	$28.62	$28.03	$27.32	$2.14	8%

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Mar 31, 2017 vs. Mar 31, 2016
SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$824	$868	$931	$868	$882	($58)	(7%)
Payment Services	44	15	30	30	32	12	38%
Total	$868	$883	$961	$898	$914	($46)	(5%)

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	503	566	535	538	486	17	3%
PULSE Network	870	891	871	853	841	29	3%
Total	1,373	1,457	1,406	1,391	1,327	46	3%

NETWORK VOLUME
PULSE Network	$36,066	$35,554	$33,913	$33,856	$34,680	$1,386	4%
Network Partners	3,661	3,235	3,313	3,713	3,572	89	2%
Diners Club International [1]	7,382	7,334	7,331	7,198	6,738	644	10%
Total Payment Services	47,109	46,123	44,557	44,767	44,990	2,119	5%
Discover Network - Proprietary	29,859	34,029	31,759	31,780	28,576	1,283	4%
Total	$76,968	$80,152	$76,316	$76,547	$73,566	$3,402	5%

[1] Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Mar 31, 2017 vs. Mar 31, 2016
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$17,981	$13,766	$15,728	$14,236	$16,101	$1,880	12%
Total Loan Receivables	75,853	77,254	73,551	71,924	70,320	5,533	8%
Allowance for Loan Losses	(2,264)	(2,167)	(2,024)	(1,949)	(1,921)	(343)	(18%)
Net Loan Receivables	73,589	75,087	71,527	69,975	68,399	5,190	8%
Premises and Equipment, net	750	734	722	708	706	44	6%
Goodwill and Intangible Assets, net	420	421	421	422	422	(2)	—%
Other Assets	2,055	2,300	2,143	2,170	2,465	(410)	(17%)
Total Assets	$94,795	$92,308	$90,541	$87,511	$88,093	$6,702	8%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$37,094	$36,002	$35,323	$34,101	$32,818	$4,276	13%
Brokered Deposits and Other Deposits	16,428	15,990	13,922	14,426	15,647	781	5%
Deposits	53,522	51,992	49,245	48,527	48,465	5,057	10%
Borrowings	26,823	25,443	26,830	24,681	24,752	2,071	8%
Accrued Expenses and Other Liabilities	3,185	3,550	3,119	2,906	3,560	(375)	(11%)
Total Liabilities	83,530	80,985	79,194	76,114	76,777	6,753	9%
Total Equity	11,265	11,323	11,347	11,397	11,316	(51)	—%
Total Liabilities and Stockholders' Equity	$94,795	$92,308	$90,541	$87,511	$88,093	$6,702	8%

LIQUIDITY
Liquidity Portfolio	$16,213	$12,635	$14,017	$13,455	$14,556	$1,657	11%
Undrawn Credit Facilities [1]	30,823	30,194	29,048	30,777	30,077	746	2%
Total Liquidity	$47,036	$42,829	$43,065	$44,232	$44,633	$2,403	5%

[1] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Mar 31, 2017 vs. Mar 31, 2016
BALANCE SHEET STATISTICS
Total Common Equity	$10,705	$10,763	$10,787	$10,837	$10,756	($51)	—%
Total Common Equity/Total Assets	11.3%	11.7%	11.9%	12.4%	12.2%
Total Common Equity/Net Loans	14.5%	14.3%	15.1%	15.5%	15.7%

Tangible Assets	$94,375	$91,887	$90,120	$87,089	$87,671	$6,704	8%
Tangible Common Equity [1]	$10,285	$10,342	$10,366	$10,415	$10,334	($49)	—%
Tangible Common Equity/Tangible Assets [1]	10.9%	11.3%	11.5%	12.0%	11.8%
Tangible Common Equity/Net Loans [1]	14.0%	13.8%	14.5%	14.9%	15.1%
Tangible Common Equity per share [1]	$26.90	$26.60	$26.15	$25.62	$24.95	$1.95	8%

REGULATORY CAPITAL RATIOS	Basel III Transition
Total Risk Based Capital Ratio	15.7%	15.5%	16.3%	16.7%	16.8%
Tier 1 Risk Based Capital Ratio	14.1%	13.9%	14.6%	15.0%	15.0%
Tier 1 Leverage Ratio	11.8%	12.3%	12.6%	12.8%	12.8%
Common Equity Tier 1 Capital Ratio	13.4%	13.2%	13.9%	14.3%	14.3%
	Basel III Fully Phased-in
Common Equity Tier 1 Capital Ratio [2]	13.4%	13.2%	13.8%	14.2%	14.2%

RATIO OF EARNINGS TO FIXED CHARGES
Ratio of Earnings to Fixed Charges [3,4]	3.3	3.6	3.7	3.7	3.8

[1]   Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

[2] Common Equity Tier 1 Capital Ratio (Basel III Fully Phased-in) is calculated using Basel III Fully Phased-in Common Equity Tier 1 Capital, a non-GAAP measure. The Company believes that the Common Equity Tier 1 Capital Ratio based on Fully Phased-in Basel III rules is an important complement to the existing capital ratios and for comparability to other financial institutions. For the corresponding reconciliation of Common Equity Tier 1 Capital and Risk Weighted Assets calculated under Fully Phased-in Basel III rules to Common Equity Tier 1 Capital and Risk Weighted Assets calculated under Basel III transition rules see the Reconciliation of GAAP to non-GAAP data schedule

[3] Fixed charges are the sum of interest expense, amortized premiums, discounts and capitalized expenses related to indebtedness and an estimate of interest within rental expense

[4] The Ratio of Earnings to Fixed Charges is a year-to-date statistic. The periods reported reflect the three months ended March 31, 2017, the twelve months ended December 31, 2016, the nine months ended September 30, 2016, the six months ended June 30, 2016 and the three months ended March 31, 2016

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Mar 31, 2017 vs. Mar 31, 2016
AVERAGE BALANCES
Assets
Cash and Investment Securities	$15,424	$13,567	$13,761	$14,299	$13,452	$1,972	15%
Restricted Cash	819	473	621	263	801	18	2%
Credit Card Loans	60,122	59,121	57,561	56,124	56,124	3,998	7%
Private Student Loans	9,197	8,954	8,795	8,816	8,967	230	3%
Personal Loans	6,582	6,425	6,036	5,608	5,503	1,079	20%
Other Loans	284	275	276	262	243	41	17%
Total Loans	76,185	74,775	72,668	70,810	70,837	5,348	8%
Total Interest Earning Assets	92,428	88,815	87,050	85,372	85,090	7,338	9%
Allowance for Loan Losses	(2,166)	(2,021)	(1,947)	(1,918)	(1,866)	(300)	(16%)
Other Assets	4,166	4,162	4,282	4,502	4,453	(287)	(6%)
Total Assets	$94,428	$90,956	$89,385	$87,956	$87,677	$6,751	8%

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	$36,316	$35,396	$34,488	$33,215	$31,529	$4,787	15%
Brokered Deposits and Other Deposits	16,242	14,355	14,267	14,740	15,982	260	2%
Total Interest-bearing Deposits	52,558	49,751	48,755	47,955	47,511	5,047	11%
Short-term Borrowings	1	1	2	2	2	(1)	(50%)
Securitized Borrowings	16,960	16,817	16,736	16,635	16,950	10	—%
Other Long-term Borrowings	9,600	9,042	8,746	7,984	7,934	1,666	21%
Total Interest-bearing Liabilities	79,119	75,611	74,239	72,576	72,397	6,722	9%
Other Liabilities & Stockholders' Equity	15,309	15,345	15,146	15,380	15,280	29	—%
Total Liabilities and Stockholders' Equity	$94,428	$90,956	$89,385	$87,956	$87,677	$6,751	8%

AVERAGE RATES
Assets
Cash and Investment Securities	0.90%	0.72%	0.70%	0.71%	0.72%	18	bps
Restricted Cash	0.70%	0.37%	0.32%	0.41%	0.40%	30	bps
Credit Card Loans	12.65%	12.62%	12.53%	12.42%	12.42%	23	bps
Private Student Loans	7.29%	7.06%	7.13%	7.13%	7.02%	27	bps
Personal Loans	12.18%	12.09%	12.23%	12.25%	12.20%	(2)	bps
Other Loans	5.39%	4.88%	4.96%	5.04%	5.18%	21	bps
Total Loans	11.94%	11.88%	11.82%	11.72%	11.69%	25	bps
Total Interest Earning Assets	9.99%	10.12%	9.98%	9.84%	9.85%	14	bps

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	1.25%	1.26%	1.26%	1.22%	1.22%	3	bps
Brokered Deposits and Other Deposits	1.98%	1.93%	1.90%	1.78%	1.68%	30	bps
Total Interest-bearing Deposits	1.48%	1.45%	1.45%	1.39%	1.37%	11	bps
Short-term Borrowings	0.67%	0.60%	0.62%	0.64%	0.64%	3	bps
Securitized Borrowings	2.17%	2.09%	2.07%	2.06%	2.04%	13	bps
Other Long-term Borrowings	4.38%	4.26%	4.27%	4.40%	4.38%	—	bps
Total Interest-bearing Liabilities	1.98%	1.93%	1.92%	1.88%	1.86%	12	bps

Net Interest Margin	10.07%	10.07%	9.99%	9.94%	9.94%	13	bps
Net Yield on Interest-earning Assets	8.30%	8.47%	8.34%	8.25%	8.27%	3	bps

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Mar 31, 2017 vs. Mar 31, 2016
TOTAL LOAN RECEIVABLES
Ending Loans [1,2]	$75,853	$77,254	$73,551	$71,924	$70,320	$5,533	8%
Average Loans [1,2]	$76,185	$74,775	$72,668	$70,810	$70,837	$5,348	8%

Interest Yield	11.94%	11.88%	11.82%	11.72%	11.69%	25	bps
Gross Principal Charge-off Rate	3.25%	2.91%	2.66%	2.87%	2.80%	45	bps
Gross Principal Charge-off Rate excluding PCI Loans [3]	3.37%	3.02%	2.77%	2.99%	2.92%	45	bps
Net Principal Charge-off Rate	2.60%	2.31%	2.02%	2.18%	2.11%	49	bps
Net Principal Charge-off Rate excluding PCI Loans [3]	2.69%	2.39%	2.10%	2.27%	2.21%	48	bps
Delinquency Rate (over 30 days) excluding PCI Loans [3]	1.97%	1.97%	1.79%	1.60%	1.64%	33	bps
Delinquency Rate (over 90 days) excluding PCI Loans [3]	0.92%	0.87%	0.77%	0.71%	0.79%	13	bps
Gross Principal Charge-off Dollars	$611	$548	$488	$505	$493	$118	24%
Net Principal Charge-off Dollars	$489	$435	$370	$384	$372	$117	31%
Net Interest and Fee Charge-off Dollars	$106	$94	$80	$84	$86	$20	23%
Loans Delinquent Over 30 Days [3]	$1,445	$1,469	$1,269	$1,104	$1,105	$340	31%
Loans Delinquent Over 90 Days [3]	$675	$652	$545	$491	$531	$144	27%

Allowance for Loan Loss (period end)	$2,264	$2,167	$2,024	$1,949	$1,921	$343	18%
Change in Loan Loss Reserves	$97	$143	$75	$28	$52	$45
Reserve Rate	2.98%	2.80%	2.75%	2.71%	2.73%	25	bps
Reserve Rate Excluding PCI Loans [3]	3.04%	2.86%	2.81%	2.77%	2.80%	24	bps

CREDIT CARD LOANS
Ending Loans	$59,757	$61,522	$58,006	$57,219	$55,620	$4,137	7%
Average Loans	$60,122	$59,121	$57,561	$56,124	$56,124	$3,998	7%

Interest Yield	12.65%	12.62%	12.53%	12.42%	12.42%	23	bps
Gross Principal Charge-off Rate	3.61%	3.19%	2.93%	3.21%	3.15%	46	bps
Net Principal Charge-off Rate	2.84%	2.47%	2.17%	2.39%	2.34%	50	bps
Delinquency Rate (over 30 days)	2.06%	2.04%	1.87%	1.63%	1.68%	38	bps
Delinquency Rate (over 90 days)	1.03%	0.97%	0.86%	0.78%	0.86%	17	bps
Gross Principal Charge-off Dollars	$535	$474	$425	$448	$439	$96	22%
Net Principal Charge-off Dollars	$422	$369	$314	$334	$326	$96	29%
Loans Delinquent Over 30 Days	$1,233	$1,252	$1,086	$933	$934	$299	32%
Loans Delinquent Over 90 Days	$616	$597	$500	$444	$480	$136	28%

Allowance for Loan Loss (period end)	$1,892	$1,790	$1,661	$1,603	$1,590	$302	19%
Change in Loan Loss Reserves	$102	$129	$58	$13	$36	$66
Reserve Rate	3.17%	2.91%	2.86%	2.80%	2.86%	31	bps

Total Discover Card Volume	$32,406	$35,440	$33,471	$33,409	$30,004	$2,402	8%
Discover Card Sales Volume	$29,134	$32,486	$30,683	$30,702	$27,552	$1,582	6%
Rewards Rate	1.25%	1.26%	1.20%	1.21%	1.06%	19	bps
[1] Total Loans includes Home Equity and other loans

[2] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[3] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Mar 31, 2017 vs. Mar 31, 2016
PRIVATE STUDENT LOANS
Ending Loans	$9,138	$8,977	$8,995	$8,725	$8,914	$224	3%
Ending PCI Loans [1]	$2,449	$2,584	$2,708	$2,834	$2,965	($516)	(17%)

Interest Yield	7.29%	7.06%	7.13%	7.13%	7.02%	27	bps
Net Principal Charge-off Rate	0.60%	1.00%	0.70%	0.74%	0.56%	4	bps
Net Principal Charge-off Rate excluding PCI Loans [2]	0.83%	1.42%	1.02%	1.10%	0.85%	(2)	bps
Delinquency Rate (over 30 days) excluding PCI Loans [2]	2.04%	2.22%	1.87%	1.88%	1.92%	12	bps

Reserve Rate	1.70%	1.74%	1.74%	1.73%	1.65%	5	bps
Reserve Rate excluding PCI Loans [2]	1.80%	1.91%	1.92%	1.95%	1.86%	(6)	bps

PERSONAL LOANS
Ending Loans	$6,663	$6,481	$6,273	$5,708	$5,534	$1,129	20%

Interest Yield	12.18%	12.09%	12.23%	12.25%	12.20%	(2)	bps
Net Principal Charge-off Rate	3.16%	2.70%	2.63%	2.38%	2.45%	71	bps
Delinquency Rate (over 30 days)	1.12%	1.12%	0.98%	1.02%	0.97%	15	bps

Reserve Rate	3.10%	3.09%	2.98%	3.07%	2.99%	11	bps

[1] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[2] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Mar 31, 2017 vs. Mar 31, 2016
DIRECT BANKING
Interest Income	$2,278	$2,258	$2,184	$2,090	$2,084	$194	9%
Interest Expense	386	366	359	339	334	52	16%
Net Interest Income	1,892	1,892	1,825	1,751	1,750	142	8%
Other Income	375	401	408	396	406	(31)	(8%)
Revenue Net of Interest Expense	2,267	2,293	2,233	2,147	2,156	111	5%
Provision for Loan Losses	594	579	445	411	423	171	40%
Total Other Expense	849	846	857	868	851	(2)	—%
Income Before Income Taxes	$824	$868	$931	$868	$882	($58)	(7%)

Net Interest Margin	10.07%	10.07%	10.00%	9.95%	9.94%	13	bps
Pretax Return on Loan Receivables	4.39%	4.62%	5.10%	4.93%	5.01%	(62)	bps

Allowance for Loan Loss (period end)	$2,258	$2,151	$2,007	$1,932	$1,905	$353	19%
Change in Loan Loss Reserves	$107	$144	$75	$27	$51	$56

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM
Other Income	72	65	68	69	68	4	6%
Revenue Net of Interest Expense	72	65	68	69	68	4	6%
Provision for Loan Losses	(8)	(1)	—	1	1	(9)	NM
Total Other Expense	36	51	38	38	35	1	3%
Income Before Income Taxes	$44	$15	$30	$30	$32	$12	38%

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
GLOSSARY OF FINANCIAL TERMS

Book Value per share represents total equity divided by ending common shares outstanding

Capital Returned to Common Stockholders represents common stock dividends declared plus treasury share repurchases minus common stock issued under employee benefit plans and stock based compensation

Common Equity Tier 1 Capital Ratio (Basel III transition) represents common equity tier 1 capital divided by risk weighted assets calculated under Basel III rules subject to transition provisions

Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) represents fully phased-in common equity tier 1 capital divided by risk weighted assets under fully phased-in Basel III rules. The Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) is calculated using Basel III fully phased-in common equity tier 1 capital, a non-GAAP measure. The Company believes that the common equity tier 1 capital ratio based on fully phased-in Basel III rules is an important complement to the existing capital ratios and for comparability to other financial institutions. For the corresponding reconciliation of common equity tier 1 capital and risk weighted assets calculated under fully phased-in Basel III rules to common equity tier 1 capital and risk weighted assets calculated under Basel III transition rules see the Reconciliation of GAAP to non-GAAP data schedule

Delinquency Rate (Over 30 Days) represents loans delinquent over thirty days divided by ending loans (total or respective loans, as appropriate)

Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided by ending loans (total or respective loans, as appropriate)

Discover card sales volume represents Discover card activity related to net sales

Discover card volume represents Discover card activity related to net sales, balance transfers, cash advances and other activity

Discover Network proprietary volume represents gross proprietary sales volume on the Discover Network

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Effective Tax Rate represents tax expense divided by income before income taxes

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period

Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period.

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period

Operating Efficiency represents total other expense divided by revenue net of interest expense

Payout Ratio represents capital returned to common stockholders divided by net income allocated to common stockholders

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Proprietary Network Volume represents gross proprietary sales volume on the Discover Network

Ratio of Earnings to Fixed Charges is a year-to-date statistic and represents income before income tax expense and fixed charges divided by fixed charges for the reporting period. Fixed charges are the sum of interest expense, amortized premiums, discounts and capitalized expenses related to indebtedness and an estimate of interest within rental expense for the reporting period

Regulatory Capital Ratios are regulatory measures used to evaluate capital adequacy. Under Basel III, for a Bank Holding Company to be considered "well-capitalized," total risk-based and tier 1 risk-based capital ratios of 10% and 6% respectively must be maintained. Under Basel III, to meet the regulatory minimum a Bank Holding Company must maintain total risk-based, tier 1 risk-based, tier 1 leverage, and common equity tier 1 ratios of 8%, 6%, 4%, and 4.5% respectively. As of January 1, 2015 regulatory capital ratios are calculated under Basel III rules subject to transition provisions. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets. The Tier 1 Common Capital Ratio has been replaced by the Common Equity Tier 1 Ratio under Basel III

Reserve Rate represents the allowance for loan losses divided by total loans

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents rewards cost divided by Discover Card sales volume

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule

Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles

Total Volume represents the transaction dollar volume from the PULSE network, Network Partners, Diners Club and proprietary Discover Network

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
GAAP Total Common Equity	$10,705	$10,763	$10,787	$10,837	$10,756
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	(165)	(166)	(166)	(167)	(167)
Tangible Common Equity [1]	$10,285	$10,342	$10,366	$10,415	$10,334

Common Equity Tier 1 Capital (Basel III Transition)	$10,501	$10,592	$10,618	$10,677	$10,593
Adjustments Related To Capital Components During Transition [2]	(26)	(52)	(52)	(53)	(54)
Common Equity Tier 1 Capital (Basel III Fully Phased-in)	$10,475	$10,540	$10,566	$10,624	$10,539

Common Equity Tier 1 Capital Ratio (Basel III Transition)	13.4%	13.2%	13.9%	14.3%	14.3%
Common Equity Tier 1 Capital Ratio (Basel III Fully Phased-in) [3]	13.4%	13.2%	13.8%	14.2%	14.2%

GAAP Book Value Per Share	$29.46	$29.13	$28.62	$28.03	$27.32
Less: Goodwill	(0.67)	(0.67)	(0.64)	(0.62)	(0.62)
Less: Intangibles	(0.43)	(0.42)	(0.42)	(0.41)	(0.40)
Less: Preferred Stock	(1.46)	(1.44)	(1.41)	(1.38)	(1.35)
Tangible Common Equity Per Share	$26.90	$26.60	$26.15	$25.62	$24.95

[1] Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

[2] Adjustments related to capital components for fully phased-in Basel III include the phase-in of the intangible asset exclusion

[3]  Common Equity Tier 1 Capital Ratio (Basel III Fully Phased-in) is calculated using Common Equity Tier 1 Capital (Basel III Fully Phased-in), a non-GAAP measure, divided by Risk Weighted Assets (Basel III Fully Phased-in)

Note: See Glossary of Financial Terms for definitions of financial terms